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                                 [LETTERHEAD]


                                 CONSENT FORM
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     The undersigned hereby consent to the use of our name and the statement with respect to us that appears under the heading "Experts" contained in the Registration Statement on Form S-1 and related Prospectus of Collateral Therapeutics, Inc.


                                       LYON & LYON LLP

                                       /s/ Lyon & Lyon
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Dated: 1 June 1998
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